                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           ____________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):   June 29, 2000



                     CONSECO FINANCE SECURITIZATIONS CORP.
                                as Depositor of
         Conseco Finance Recreational Enthusiast Consumer Trust 2000-A
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 333-91557-01               41-1859796
--------------------------------------------------------------------------
(State or other jurisdiction      (Commission                 (IRS employer
    of incorporation)             file number)           identification No.)



 300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -----------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:        (651) 293-3400
                                                     --------------------------



                                Not Applicable
-----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.
           --------------------------------

                    Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

                    Not applicable.

Item 3.    Bankruptcy or Receivership.
           --------------------------

                    Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

                    Not applicable.

Item 5.    Other Events.
           ------------

                    On June 29, 2000, the Conseco Finance Recreational Enthusiast Consumer Trust 2000-A issued $274,400,000 in aggregate principal amount of Asset-Backed Notes. The Notes were sold pursuant to a prospectus supplement, dated June 27, 2000, to a prospectus dated June 23, 2000.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

                    Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

                    (a) Financial statements of businesses acquired.

                        Not applicable.

                    (b) Pro forma financial information.

                        Not applicable.

           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.   Description
               -----------   -----------


               4.1 Trust Agreement between Conseco Finance Securitizations Corp., as Depositor, and Wilmington Trust Company, as Owner Trustee, dated as of June 1, 2000.

               4.2 Sale and Servicing Agreement between Conseco Finance Recreational Enthusiast Consumer Trust 2000-A, Conseco Finance Corp., as Originator and Servicer, and Conseco Finance Securitizations Corp., as Seller, dated as of June 1, 2000.

               4.3 Indenture between Conseco Finance Recreational Enthusiast Consumer Trust 2000-A, as Issuer, and U.S. Bank Trust National Association, as Indenture Trustee, dated as of June 1, 2000.

               4.4 Transfer Agreement between Conseco Finance Corp., as Seller, and Conseco Finance Securitizations Corp., as Purchaser, dated as of June 1, 2000.

               4.5 Administration Agreement among Conseco Finance Recreational Enthusiast Consumer Trust 2000-A, as Issuer, Conseco Finance Securitizations Corp., as Administrator, and U.S. Bank Trust National Association, as Indenture Trustee, dated as of June 1, 2000.

               5.1 Opinion of Dorsey & Whitney LLP dated June 29, 2000 as to legality.


               8.1 Opinion of Dorsey & Whitney LLP dated June 29, 2000, relating to tax matters.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CONSECO FINANCE SECURITIZATIONS CORP.


                            By:    /s/ Timothy R. Jacobson
                               ----------------------------------------------
                                   Timothy R. Jacobson
                                   Vice President and Assistant Treasurer